Interpublic Group

FOURTH QUARTER & FULL YEAR 2012 EARNINGS CONFERENCE CALL

February 22, 2013

Overview

- Organic revenue growth was 0.4% in Q4 and 0.7% for the year
- Q4 operating income was $410 million, with operating margin growth of 130 basis points to 19.9%
- Full year operating margin was 9.8%, unchanged from 2011
- Diluted EPS for the year was $0.94
  - $0.82 adjusted for Facebook gain
- Repurchased 33 million shares during 2012 and redeemed convertible debt
  - Average diluted shares decreased 11%
- Increased quarterly dividend 25% and authorized new $300 million share repurchase program

See reconciliation of organic revenue change on pages 18 and 19 and diluted EPS on page 23.

IPG

Operating Performance

	Three Months Ended December 31,			
	2012		2011	
Revenue	$	2,063.3	$	2,072.6
Salaries and Related Expenses		1,133.8		1,138.3
Office and General Expenses		519.6		549.0
Operating Income		409.9		385.3
Interest Expense		(36.6)		(38.9)
Interest Income		8.1		10.1
Other Income, net		95.4		13.9
Income Before Income Taxes		476.8		370.4
Provision for Income Taxes		140.5		93.7
Equity in Net Income of Unconsolidated Affiliates		0.8		1.6
Net Income		337.1		278.3
Net Income Attributable to Noncontrolling Interests		(20.9)		(16.4)
Net Income Attributable to IPG		316.2		261.9
Dividends on Preferred Stock		(2.9)		(2.9)
Net Income Available to IPG Common Stockholders	$	313.3	$	259.0
Earnings per Share Available to IPG Common Stockholders:				
Basic	$	0.74	$	0.58
Diluted	$	0.68	$	0.50
Weighted-Average Number of Common Shares Outstanding:				
Basic		423.7		448.3
Diluted		466.0		523.2
Dividends Declared per Common Share	$	0.06	$	0.06

(Amounts in Millions, except per share amounts)

Revenue

	Three Months Ended		Twelve Months Ended	
	$	% Change	$	% Change
December 31, 2011	**$ 2,072.6**		**$ 7,014.6**	
Total change	(9.3)	(0.4%)	(58.4)	(0.8%)
Foreign currency	(27.2)	(1.3%)	(147.6)	(2.1%)
Net acquisitions/(divestitures)	9.4	0.5%	41.8	0.6%
Organic	8.5	0.4%	47.4	0.7%
December 31, 2012	**$ 2,063.3**		**$ 6,956.2**	

	Three Months Ended December 31,				Twelve Months Ended December 31,			
			Change				Change	
	2012	2011	Total	Organic	2012	2011	Total	Organic
IAN	$ 1,728.8	$ 1,751.5	(1.3%)	0.0%	$ 5,728.5	$ 5,891.8	(2.8%)	(0.8%)
CMG	$ 334.5	$ 321.1	4.2%	2.7%	$ 1,227.7	$ 1,122.8	9.3%	8.2%

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe & Partners, IPG Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliations of segment organic revenue change on pages 18 and 19.

($ in Millions)

Geographic Revenue Change

	Three Months Ended December 31, 2012		Twelve Months Ended December 31, 2012	
	Total	Organic	Total	Organic
United States	(0.6%)	(1.0%)	(2.2%)	(1.8%)
International	(0.3%)	1.8%	0.8%	3.8%
United Kingdom	(5.0%)	(6.9%)	6.0%	4.8%
Continental Europe	(6.6%)	(2.5%)	(9.4%)	(2.6%)
Asia Pacific	12.1%	10.8%	13.0%	11.4%
Latin America	(0.7%)	6.6%	1.3%	8.6%
All Other Markets	(0.1%)	2.0%	(4.7%)	(1.2%)
Worldwide	**(0.4%)**	**0.4%**	**(0.8%)**	**0.7%**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliations of organic revenue change on pages 18 and 19.

Organic Revenue Growth

Trailing Twelve Months



10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
(8.0%)
(10.0%)
(12.0%)
(0.9%)
0.9%
3.8%
3.7%
(10.8%)
7.0%
6.1%
0.7%
Q4-05
Q4-06
Q4-07
Q4-08
Q4-09
Q4-10
Q4-11
Q4-12

See reconciliation on page 20.

Expenses

Salaries & Related	2012	2011	Change $	Change Total	Change Organic
Three Months Ended December 31,	$ 1,133.8	$ 1,138.3	$ (4.5)	(0.4%)	(0.2%)
% of Revenue	*55.0%*	*54.9%*			
Three months severance	$ 32.6	$ 42.6	$ (10.0)	(23.5%)	
% of Revenue	*1.6%*	*2.1%*			
Twelve Months Ended December 31,	$ 4,391.9	$ 4,402.1	$ (10.2)	(0.2%)	0.9%
% of Revenue	*63.1%*	*62.8%*			
Twelve months severance	$ 91.3	$ 106.9	$ (15.6)	(14.6%)	
% of Revenue	*1.3%*	*1.5%*			

Office & General	2012	2011	Change $	Change Total	Change Organic
Three Months Ended December 31,	$ 519.6	$ 549.0	$ (29.4)	(5.4%)	(3.8%)
% of Revenue	*25.2%*	*26.5%*			
Three months occupancy expense (ex-D&A)	$ 126.5	$ 126.5	$ 0.0	0.0%	
% of Revenue	*6.1%*	*6.1%*			
Twelve Months Ended December 31,	$ 1,886.0	$ 1,925.3	$ (39.3)	(2.0%)	(0.4%)
% of Revenue	*27.1%*	*27.4%*			
Twelve months occupancy expense (ex-D&A)	$ 489.5	$ 507.5	$ (18.0)	(3.5%)	
% of Revenue	*7.0%*	*7.2%*			

See reconciliations of organic measures on pages 18 and 19.

($ in Millions)

Operating Margin

Trailing Twelve Months



12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
Q4-05
Q4-06
Q4-07
Q4-08
Q4-09
Q4-10
Q4-11
Q4-12
(1.7%)
1.7%
5.3%
8.5%
5.7%
8.4%
9.8%
9.8%

Balance Sheet – Current Portion

	December 31, 2012	December 31, 2011
CURRENT ASSETS:		
Cash and cash equivalents	$ 2,574.8	$ 2,302.7
Marketable securities	16.0	12.9
Accounts receivable, net	4,496.6	4,425.4
Expenditures billable to clients	1,318.8	1,247.2
Other current assets	332.1	364.0
Total current assets	**$ 8,738.3**	**$ 8,352.2**
CURRENT LIABILITIES:		
Accounts payable	$ 6,584.8	$ 6,647.2
Accrued liabilities	728.2	830.0
Short-term borrowings	172.1	153.5
Current portion of long-term debt	216.6	404.8
Total current liabilities	**$ 7,701.7**	**$ 8,035.5**

($ in Millions)

Cash Flow

	Three Months Ended December 31,	
	2012	2011
NET INCOME	$ 337	$ 279
OPERATING ACTIVITIES		
Depreciation & amortization	47	49
Deferred taxes	136	59
Gain on sale of an investment	(94)	-
Other non-cash items	6	13
Change in working capital, net	408	344
Other non-current assets & liabilities	(38)	(27)
Net cash provided by Operating Activities	**802**	**717**
INVESTING ACTIVITIES		
Capital expenditures	(70)	(57)
Acquisitions & deferred payments, net	(5)	(13)
Business & investment purchases/sales, net	97	2
Net cash provided by (used in) Investing Activities[1]	**22**	**(68)**
FINANCING ACTIVITIES		
Proceeds from issuance of long-term debt	798	-
Repurchase of common stock	(150)	(132)
Net decrease in short-term bank borrowings	(33)	(6)
Common stock dividends	(25)	(27)
Distributions to noncontrolling interests	(5)	(6)
Preferred stock dividends	(3)	(3)
Other financing activities	(12)	56
Net cash provided by (used in) Financing Activities	**570**	**(118)**
Currency Effect	(5)	(14)
Increase in Cash & S/T Marketable Securities	**$ 1,389**	**$ 517**

(1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21.

($ in Millions)

Total Debt [1]

December 31,



$2,500
$2,000
$1,500
$1,000
$2,349
$2,120
$1,947
$1,737
$1,769
$2,450 (2)
$1,652
2007
2008
2009
2010
2011
2012

(1) Includes current portion of long-term debt, short-term borrowings and long-term debt.
(2) Includes our November 2012 debt issuance of $800 aggregate principal amount of Senior Notes which pre-funded our plan to redeem a similar amount of debt in 2013.

($ in Millions)

Total Shares: Basic and Eligible for Dilution (1)


600
550
500
450
400
350
300
558
85
473
541
75
466
481
49
432
457
43
414
2010(2)
2011(2)
2012(2)
As of December 31, 2012
Weighted-average
Basic Shares
Dilutive Shares

(1) Includes basic common shares outstanding, restricted shares and in-the-money stock options, and convertible debt and preferred stock eligible for dilution.

(2) Equals weighted-average shares outstanding as defined above for the twelve months ending December 31st for the periods presented.

(Amounts in Millions)

Summary

- Solid international growth
- Continued strong expense discipline
- Cycled client headwinds at year-end
- Expect margin expansion in 2013
- Balance sheet continues to drive value creation

Interpublic Group

Appendix

Operating Performance

	Twelve Months Ended December 31,	
	2012	2011
Revenue	$ 6,956.2	$ 7,014.6
Salaries and Related Expenses	4,391.9	4,402.1
Office and General Expenses	1,886.0	1,925.3
Operating Income	678.3	687.2
Interest Expense	(133.5)	(136.8)
Interest Income	29.5	37.8
Other Income, net	100.5	150.2
Income Before Income Taxes	674.8	738.4
Provision for Income Taxes	213.3	190.2
Equity in Net Income of Unconsolidated Affiliates	3.1	3.3
Net Income	464.6	551.5
Net Income Attributable to Noncontrolling Interests	(17.9)	(19.2)
Net Income Attributable to IPG	446.7	532.3
Dividends on Preferred Stock	(11.6)	(11.6)
Net Income Available to IPG Common Stockholders	$ 435.1	$ 520.7
Earnings per Share Available to IPG Common Stockholders:		
Basic	$ 1.01	$ 1.12
Diluted	$ 0.94	$ 0.99
Weighted-Average Number of Common Shares Outstanding:		
Basic	432.5	465.5
Diluted	481.4	540.6
Dividends Declared per Common Share	$ 0.24	$ 0.24

(Amounts in Millions, except per share amounts)

Cash Flow

	Twelve Months Ended December 31,	
	2012	2011
NET INCOME	$ 465	$ 552
OPERATING ACTIVITIES		
Depreciation & amortization	194	194
Deferred taxes	104	84
Gain on sale of an investment	(94)	(132)
Other non-cash items	28	37
Change in working capital, net	(293)	(359)
Other non-current assets & liabilities	(47)	(103)
Net cash provided by Operating Activities	**357**	**273**
INVESTING ACTIVITIES		
Capital expenditures	(169)	(140)
Acquisitions & deferred payments, net	(146)	(63)
Business & investment purchases/sales, net	108	144
Net cash used in Investing Activities [1]	**(207)**	**(59)**
FINANCING ACTIVITIES		
Proceeds from issuance of long-term debt	1,045	-
Purchase of long-term debt	(402)	(39)
Repurchase of common stock	(351)	(401)
Common stock dividends	(103)	(111)
Acquisition-related payments	(37)	(71)
Distributions to noncontrolling interests	(17)	(23)
Preferred stock dividends	(12)	(12)
Net increase in short-term bank borrowings	13	42
Other financing activities	(5)	74
Net cash provided by (used in) Financing Activities	**131**	**(541)**
Currency Effect	(6)	(47)
Increase (Decrease) in Cash & S/T Marketable Securities	**$ 275**	**$ (374)**

(1) Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21.

($ in Millions)

Depreciation and Amortization

	2012				
	Q1	Q2	Q3	Q4	FY 2012
Depreciation and amortization of fixed assets and intangible assets	$ 34.6	$ 36.8	$ 37.4	$ 38.9	$ 147.7
Amortization of restricted stock and other non-cash compensation	16.7	12.7	8.3	6.8	44.5
Net amortization of bond (premiums) discounts and deferred financing costs	(1.7)	1.0	1.0	1.5	1.8

	2011				
	Q1	Q2	Q3	Q4	FY 2011
Depreciation and amortization of fixed assets and intangible assets	$ 35.6	$ 37.7	$ 36.2	$ 41.4	$ 150.9
Amortization of restricted stock and other non-cash compensation	15.7	13.8	12.6	9.6	51.7
Net amortization of bond premiums and deferred financing costs	(1.9)	(2.1)	(2.3)	(2.4)	(8.7)

($ in Millions)

Reconciliation of Organic Measures

	Three Months Ended December 31, 2011	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Three Months Ended December 31, 2012	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 1,751.5	$ (26.4)	$ 3.8	$ (0.1)	$ 1,728.8	0.0%	(1.3%)
CMG	321.1	(0.8)	5.6	8.6	334.5	2.7%	4.2%
Total	**$ 2,072.6**	**$ (27.2)**	**$ 9.4**	**$ 8.5**	**$ 2,063.3**	**0.4%**	**(0.4%)**
Geographic							
United States	**$ 1,039.1**	**$ -**	**$ 3.4**	**$ (10.0)**	**$ 1,032.5**	**(1.0%)**	**(0.6%)**
International	**1,033.5**	**(27.2)**	**6.0**	**18.5**	**1,030.8**	**1.8%**	**(0.3%)**
United Kingdom	180.3	1.7	1.7	(12.4)	171.3	(6.9%)	(5.0%)
Continental Europe	299.7	(14.0)	1.5	(7.4)	279.8	(2.5%)	(6.6%)
Asia Pacific	225.9	(0.1)	3.0	24.5	253.3	10.8%	12.1%
Latin America	156.9	(11.5)	-	10.4	155.8	6.6%	(0.7%)
All Other Markets	170.7	(3.3)	(0.2)	3.4	170.6	2.0%	(0.1%)
Worldwide	**$ 2,072.6**	**$ (27.2)**	**$ 9.4**	**$ 8.5**	**$ 2,063.3**	**0.4%**	**(0.4%)**
Expenses							
Salaries & Related	$ 1,138.3	$ (8.3)	$ 6.0	$ (2.2)	$ 1,133.8	(0.2%)	(0.4%)
Office & General	549.0	(5.8)	(2.8)	(20.8)	519.6	(3.8%)	(5.4%)
Total	**$ 1,687.3**	**$ (14.1)**	**$ 3.2**	**$ (23.0)**	**$ 1,653.4**	**(1.4%)**	**(2.0%)**

($ in Millions)

Reconciliation of Organic Measures

	Twelve Months Ended December 31, 2011	Components of Change: Foreign Currency	Components of Change: Net Acquisitions / (Divestitures)	Components of Change: Organic	Twelve Months Ended December 31, 2012	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 5,891.8	$ (138.7)	$ 19.8	$ (44.4)	$ 5,728.5	(0.8%)	(2.8%)
CMG	1,122.8	(8.9)	22.0	91.8	1,227.7	8.2%	9.3%
Total	**$ 7,014.6**	**$ (147.6)**	**$ 41.8**	**$ 47.4**	**$ 6,956.2**	**0.7%**	**(0.8%)**
Geographic							
United States	**$ 3,887.7**	**$ -**	**$ (12.2)**	**$ (71.9)**	**$ 3,803.6**	**(1.8%)**	**(2.2%)**
International	**3,126.9**	**(147.6)**	**54.0**	**119.3**	**3,152.6**	**3.8%**	**0.8%**
United Kingdom	539.4	(7.0)	13.6	26.0	572.0	4.8%	6.0%
Continental Europe	908.9	(66.6)	4.4	(23.6)	823.1	(2.6%)	(9.4%)
Asia Pacific	741.7	(12.2)	23.9	84.7	838.1	11.4%	13.0%
Latin America	444.4	(40.2)	7.6	38.3	450.1	8.6%	1.3%
All Other Markets	492.5	(21.6)	4.5	(6.1)	469.3	(1.2%)	(4.7%)
Worldwide	**$ 7,014.6**	**$ (147.6)**	**$ 41.8**	**$ 47.4**	**$ 6,956.2**	**0.7%**	**(0.8%)**
Expenses							
Salaries & Related	$ 4,402.1	$ (85.6)	$ 34.5	$ 40.9	$ 4,391.9	0.9%	(0.2%)
Office & General	1,925.3	(40.7)	8.4	(7.0)	1,886.0	(0.4%)	(2.0%)
Total	**$ 6,327.4**	**$ (126.3)**	**$ 42.9**	**$ 33.9**	**$ 6,277.9**	**0.5%**	**(0.8%)**

($ in Millions)

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of Change During the Period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (56.2)	$ 6,263.8
3/31/06	6,323.8	(10.9)	(132.6)	81.5	6,261.8
6/30/06	6,418.4	(8.8)	(157.5)	(68.5)	6,183.6
9/30/06	6,335.9	(13.9)	(140.4)	15.6	6,197.2
12/31/06	6,263.8	20.7	(165.5)	57.8	6,176.8
3/31/07	6,261.8	78.4	(147.2)	16.0	6,209.0
6/30/07	6,183.6	102.4	(124.7)	166.6	6,327.9
9/30/07	6,197.2	137.3	(110.9)	209.2	6,432.8
12/31/07	6,176.8	197.5	(70.7)	233.1	6,536.7
3/31/08	6,209.0	217.8	(45.9)	280.6	6,661.5
6/30/08	6,327.9	244.8	(12.6)	282.4	6,842.5
9/30/08	6,432.8	237.4	32.8	317.2	7,020.2
12/31/08	6,536.7	71.5	87.6	243.0	6,938.8
3/31/09	6,661.5	(88.3)	114.7	91.9	6,779.8
6/30/09	6,842.5	(286.2)	139.2	(275.3)	6,420.2
9/30/09	7,020.2	(390.1)	115.2	(636.4)	6,108.9
12/31/09	6,938.8	(251.6)	69.1	(748.9)	6,007.4
3/31/10	6,779.8	(88.2)	36.0	(705.4)	6,022.2
6/30/10	6,420.2	59.1	2.0	(316.9)	6,164.4
9/30/10	6,108.9	117.7	9.6	60.1	6,296.3
12/31/10	6,007.4	63.3	17.0	419.6	6,507.3
3/31/11	6,022.2	21.0	18.2	583.7	6,645.1
6/30/11	6,164.4	61.5	12.4	535.8	6,774.1
9/30/11	6,296.3	119.1	(7.7)	539.5	6,947.2
12/31/11	6,507.3	122.2	(8.6)	393.7	7,014.6
3/31/12	6,645.1	92.9	(1.4)	310.0	7,046.6
6/30/12	6,774.1	(14.3)	14.5	247.3	7,021.6
9/30/12	6,947.2	(117.2)	39.7	95.8	6,965.5
12/31/12	7,014.6	(147.6)	41.8	47.4	6,956.2

($ in Millions)

Reconciliation of Investing Cash Flow

	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2012	2011	2012	2011
INVESTING ACTIVITIES				
Cash provided by (used in) Investing Activities per presentation	$ 22	$ (68)	$ (207)	$ (59)
Purchase, sale and maturities of short-term marketable securities, net	(3)	-	(3)	-
Cash provided by (used in) Investing Activities as reported	**$ 19**	**$ (68)**	**$ (210)**	**$ (59)**

($ in Millions)

Reconciliation of Facebook Transaction [1]

	Three Months Ended December 31, 2012		
	As Reported	Facebook	Ex - Facebook
Income Before Income Taxes	$ 476.8	$ 93.6	$ 383.2
Provision for Income Taxes	(140.5)	(36.4)	(104.1)
Effective Tax Rate	*29.5%*		*27.2%*
Equity in Net Income of Unconsolidated Affiliates	0.8		0.8
Net Income Attributable to Noncontrolling Interests	(20.9)		(20.9)
Dividends on Preferred Stock	(2.9)		(2.9)
Net Income Available to IPG Common Stockholders - Basic	$ 313.3	$ 57.2	$ 256.1
Adjustments: Effect of Dilutive Securities			
Interest on 4.75% Notes	1.0		1.0
Dividends on Preferred Stock	2.9		2.9
Net Income Available to IPG Common Stockholders - Diluted	$ 317.2		$ 260.0
Weighted-Average Number of Common Shares Outstanding - Basic	423.7		423.7
Add: Effect of Dilutive Securities			
Restricted Stock, Stock Options and Other Equity Awards	8.5		8.5
4.75% Notes	16.9		16.9
Preferred Stock	16.9		16.9
Weighted-Average Number of Common Shares Outstanding - Diluted	466.0		466.0
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 0.74		$ 0.60
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.68		$ 0.56

[1] In November 2012, we sold our remaining holdings in Facebook, Inc. ("Facebook").

(Amounts in Millions, except per share amounts)

Reconciliation of Facebook Transactions (1)

	Twelve Months Ended December 31, 2012			Twelve Months Ended December 31, 2011		
	As Reported	Facebook	Ex - Facebook	As Reported	Facebook	Ex - Facebook
Income Before Income Taxes	$ 674.8	$ 93.6	$ 581.2	$ 738.4	$ 132.2	$ 606.2
Provision for Income Taxes	(213.3)	(36.4)	(176.9)	(190.2)	(6.0)	(184.2)
Effective Tax Rate	*31.6%*		*30.4%*	*25.8%*		*30.4%*
Equity in Net Income of Unconsolidated Affiliates	3.1		3.1	3.3		3.3
Net Income Attributable to Noncontrolling Interests	(17.9)		(17.9)	(19.2)		(19.2)
Dividends on Preferred Stock	(11.6)		(11.6)	(11.6)		(11.6)
Net Income Available to IPG Common Stockholders - Basic	$ 435.1	$ 57.2	$ 377.9	$ 520.7	$ 126.2	$ 394.5
Adjustments: Effect of Dilutive Securities						
Interest on 4.25% Notes	0.3		0.3	1.4		1.4
Interest on 4.75% Notes	4.1		4.1	4.1		4.1
Dividends on Preferred Stock	11.6		11.6	11.6		11.6
Net Income Available to IPG Common Stockholders - Diluted	$ 451.1		$ 393.9	$ 537.8		$ 411.6
Weighted-Average Number of Common Shares Outstanding - Basic	432.5		432.5	465.5		465.5
Add: Effect of Dilutive Securities						
Restricted Stock, Stock Options and Other Equity Awards	7.2		7.2	9.1		9.1
4.25% Notes	7.9		7.9	33.0		33.0
4.75% Notes	16.9		16.9	16.5		16.5
Preferred Stock	16.9		16.9	16.5		16.5
Weighted-Average Number of Common Shares Outstanding - Diluted	481.4		481.4	540.6		540.6
Earnings Per Share Available to IPG Common Stockholders - Basic	$ 1.01		$ 0.87	$ 1.12		$ 0.85
Earnings Per Share Available to IPG Common Stockholders - Diluted	$ 0.94		$ 0.82	$ 0.99		$ 0.76

(1) In August 2011, we sold approximately half of our holdings in Facebook and in November 2012, we sold our remaining holdings in Facebook.

(Amounts in Millions, except per share amounts)

Acquisition Payment Obligations [1]


$100
$75
$50
$25
$0
$44 (2)
$46
$56
$42
$52
$21
$12
2012
2013
2014
2015
2016
2017
2018+
Actual
Estimated

(1) Amounts include payments relating to transactions with consolidated subsidiaries where we increase our ownership interests, which are classified within the financing section of the Consolidated Statement of Cash Flows, rather than the investing section. Included in the amounts above, compensation expense was $3 for the twelve months ended December 31, 2012 and is currently estimated to be negligible for the periods thereafter.

(2) For 2012, we made payments of $37 relating to transactions with consolidated subsidiaries.

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
REVENUE	By Client Sector
SALARIES & RELATED	Twelve Months Ended
(% of revenue)	Base, Benefits & Tax
	Incentive Expense
	Severance Expense
	Temporary Help
OFFICE & GENERAL	Twelve Months Ended
(% of revenue)	Professional Fees
	Occupancy Expense (ex-D&A)
	T&E, Office Supplies & Telecom
	All Other O&G
REAL ESTATE	Total Square Feet
FINANCIAL	Available Liquidity
	$1.0 Billion 5-Year Credit Facility Covenants

Revenue By Client Sector

Top 100 Clients for the years ended December 31



2012
Other
8%
Health Care
15%
Tech &
Telecom
21%
Auto &
Transportation
16%
Food &
Beverage
14%
Consumer
Goods
12%
Financial
Services
8%
Retail
6%



2011
Other
6%
Health Care
16%
Tech & Telecom
22%
Auto &
Transportation
15%
Food &
Beverage
13%
Consumer
Goods
13%
Financial
Services
8%
Retail
7%

Approximately 55% of consolidated revenue

(Unaudited data)

Salaries & Related Expenses

Twelve Months Ended December 31



% of Revenue
66.0%
64.0%
62.0%
60.0%
63.3%
62.8%
63.1%
2010
2011
2012

Salaries & Related Expenses (% of Revenue)

Three and Twelve Months Ended December 31



Base, Benefits & Tax
55.0%
50.0%
45.0%
40.0%
44.3%
42.7%
52.2%
50.9%
Three Months
Twelve Months
Incentive Expense
5.0%
4.0%
3.0%
2.0%
2.2%
3.2%
3.0%
3.7%
Three Months
Twelve Months
Severance Expense
3.0%
2.0%
1.0%
0.0%
1.6%
2.1%
1.3%
1.5%
Three Months
Twelve Months
Temporary Help
5.0%
4.0%
3.0%
2.0%
3.2%
2.9%
3.6%
3.6%
Three Months
Twelve Months
2012
2011

"All Other Salaries & Related," not shown, was 3.7% and 4.0% for the three months ended December 31, 2012 and 2011, respectively, and 3.0% and 3.1% for the twelve months ended December 31, 2012 and 2011, respectively.

IPG

Office & General Expenses

Twelve Months Ended December 31



% of Revenue
31.0%
29.0%
27.0%
25.0%
28.3%
27.4%
27.1%
2010
2011
2012

Office & General Expenses (% of Revenue)

Three and Twelve Months Ended December 31


Professional Fees
3.0%
2.0%
1.0%
1.7%
2.1%
1.7%
1.8%
Three Months
Twelve Months
Occupancy Expense (ex-D&A)
9.0%
8.0%
7.0%
6.0%
5.0%
6.1%
6.1%
7.0%
7.2%
Three Months
Twelve Months
T&E, Office Supplies & Telecom
5.0%
4.0%
3.0%
2.0%
3.1%
3.3%
3.6%
3.6%
Three Months
Twelve Months
All Other O&G
18.0%
16.0%
14.0%
12.0%
14.3%
15.0%
14.8%
14.8%
Three Months
Twelve Months
2012
2011

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses), restructuring and other reorganization-related charges (reversals), long-lived asset impairment and other expenses.

Real Estate

Total Square Feet as of December 31,



14.0
12.0
10.0
8.0
12.6
12.4
11.9
11.6
11.1
11.1
2.1
1.6
1.9
1.5
1.2
1.1
10.5
10.8
10.0
10.1
9.9
10.0
2007
2008
2009
2010
2011
2012
Occupied
Sublease/Vacant

(Amounts in Millions)

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facility



$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$984
$2,316
$984
$1,587
$983
$1,515
$984
$1,202
$985
(1)
$2,591
12/31/2011
3/31/2012
6/30/2012
9/30/2012
12/31/2012
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facility

(1) Includes net proceeds from our November 2012 debt issuance of $800 aggregate principal amount of Senior Notes which pre-funded our plan to redeem a similar amount of debt in 2013.

($ in Millions)

$1.0 Billion 5-Year Credit Facility Covenants

Covenants	Twelve Months Ending December 31, 2012
I. Interest Coverage Ratio (not less than):	5.00x
Actual Interest Coverage Ratio:	7.81x
II. Leverage Ratio (not greater than):	2.75x
Actual Leverage Ratio:	1.89x[(1)]

Interest Coverage Ratio - Interest Expense Reconciliation	Twelve Months Ending December 31, 2012
Interest Expense:	$133.5
- Interest income	29.5
- Other	4.1
+ Preferred stock dividends	11.6
Net interest expense as defined:	$111.5

EBITDA Reconciliation	Twelve Months Ending December 31, 2012
Operating Income:	$678.3
+ Depreciation and amortization	192.2
+ Other non-cash charges	0.2
EBITDA as defined:	$870.7

(1) In November 2012, we entered into an amendment to our Credit Agreement, which modified the definition of "Total Debt" in the Credit Agreement to disregard until August 15, 2013 the $800 aggregate principal amount of Senior Notes we issued in November 2012, subject to the reduction of this disregarded amount by the amount of any reductions in the outstanding 4.75% Convertible Senior Notes or the 10.00% Notes. As a result of this modification, these notes have no impact on our financial covenants in the Credit Agreement for the twelve months ending December 31, 2012.

IPG

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.